UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2015

GENCO SHIPPING & TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor New York, NY	10171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Genco Shipping & Trading Limited (“Genco”) today announced that it has received approval of its application to list its common stock on the New York Stock Exchange.  Genco anticipates that, subject to consummation of its previously announced business combination with its subsidiary Baltic Trading Limited (“Baltic Trading”) following the annual meetings of both companies scheduled for July 17, 2015, its shares of common stock will begin trading on the NYSE commencing the open of trading on July 20, 2015, under the symbol “GNK.”  Genco’s common stock currently trades on the OTCBB under the symbol “GSKNF.”

In addition, Baltic Trading has satisfied the conditions to the effectiveness of the agreements (the “Amendment and Consent Agreements”) to amend, provide consents under, or waive certain provisions of, the agreements for its Facilities as described in Genco’s Current Report on Form 8-K filed earlier on July 14, 2015 (the “Prior 8-K”) except for provisions the effectiveness of which are conditioned on Genco’s execution of the Genco Guaranties as described in the Prior 8-K.  Also, the insurance policies issued by Sinosure have been endorsed in respect of the Amendment and Consent Agreements pertaining to the 2014 Term Loan Facilities, fulfilling the condition subsequent described in the Prior 8-K.  The text of Item 1.01 of the Prior 8-K is incorporated herein by reference.

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and observations. Included among the important factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in this press release are the following: the fulfillment of closing conditions for the Merger as described in the Prior 8-K; fulfillment of any remaining conditions to Genco’s listing of its common stock on the NYSE; and other factors listed from time to time in Genco’s filings with the Securities and Exchange Commission (the “SEC”), including, without limitation, its registration statement on Form S-4 and the related joint proxy statement/prospectus, its Annual Report on Form 10-K for the year ended December 31, 2014 (as amended) and its subsequent reports on Form 10-Q and Form 8-K. Genco disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

Important Information for Investors and Shareholders

In connection with the proposed transaction between Genco and Baltic Trading, Genco and Baltic Trading intend to file relevant materials with the SEC, including a Genco registration statement on Form S-4 originally filed on May 4, 2015 that includes a joint proxy statement of Genco and Baltic Trading that also constitutes a prospectus of Genco. The definitive joint proxy statement/prospectus was first mailed to shareholders of Genco and Baltic Trading on or about June 17, 2015. INVESTORS AND SECURITY HOLDERS OF GENCO AND BALTIC TRADING ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND

ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GENCO, BALTIC TRADING AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement, the definitive joint proxy statement/prospectus, and other documents filed with the SEC by Genco and Baltic Trading through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Genco (when available) will be available free of charge on Genco’s internet website at www.gencoshipping.com. Copies of the documents filed with the SEC by Baltic Trading (when available) will be available free of charge on Baltic Trading’s internet website at www.baltictrading.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2015

GENCO SHIPPING & TRADING LIMITED

	By	/s/ John C. Wobensmith
John C. Wobensmith President